Exhibit 13.3

GRUPO TELEVISA, S.A.B.
SECTION 906 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

I, Carlos Ferreiro Rivas, the Corporate Vice President of Finance (Principal Financial Officer) of Grupo Televisa, S.A.B. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.                                      The Company’s annual report on Form 20-F for the fiscal year ended December 31, 2017, to which this statement is filed as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2018

By:	/s/ Carlos Ferreiro Rivas
	Name:	Carlos Ferreiro Rivas
	Title:	Vice President of Finance (Principal Financial Officer)